                                                                      EXHIBIT 2

                                VOTING AGREEMENT
                                ----------------


     THIS VOTING AGREEMENT, dated as of December 14, 1997 (this "Agreement"), is made and entered into by and among Physician Sales & Service, Inc., a Florida corporation ("PSS") and the other parties signatory hereto (each a "Stockholder").

                                    Preamble
                                    --------

     The Stockholder is a stockholder of Gulf South Medical Supply, Inc. ("GSMS") and desires that PSS, PSS Merger Corp., a wholly owned subsidiary of PSS ("Merger Corp."), and GSMS enter into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement") with respect to the merger of Merger Corp. with and into GSMS (the "Merger"), with the result that GSMS becomes a wholly owned subsidiary of PSS. The Stockholder is executing this Agreement as an inducement to PSS to enter into and execute, and to cause Merger Corp. to enter into and execute, the Merger Agreement.

     All capitalized terms used herein which are not defined herein shall have the same meanings as ascribed to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by PSS and Merger Corp. of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

     1. Representations and Warranties. (a) The Stockholder severally and not jointly represents and warrants to PSS as follows:

          (i) As of the date hereof, the Stockholder is the record owner of the GSMS Common Stock set forth on Schedule 1 to this Agreement (such
                                    ----------
     Stockholder's "Shares"). Except for the Stockholder's Shares, the Stockholder is not the record owner of any shares of GSMS Common Stock (except to the extent the Stockholder disclaims beneficial ownership in accordance with applicable law). This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which Stockholder is a party.

          (ii) Such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever that would interfere with the voting of the Shares or the granting of any proxy, except for any such encumbrances or proxies arising hereunder.

          (iii) The Stockholder understands and acknowledges that PSS and Merger Corp. are entering the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger Agreement by PSS and Merger Corp.

          (b) PSS represents and warrants to Stockholder that this Agreement has been duly authorized, executed and delivered by and constitutes a valid and binding agreement of, PSS, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which PSS is a party.

     2.  Voting Agreement.

          (a) The Stockholder severally agrees with, and covenants to, PSS that at any meeting of stockholders of GSMS called to vote upon the Merger, the Merger Agreement, and any other matters related thereto, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Stockholder's Shares in favor of the Merger and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to reduce the Exchange Ratio payable in the Merger to a lesser amount of PSS Common Stock or otherwise to materially and adversely impair the Stockholder's rights or increase the Stockholder's obligations thereunder. Stockholder, as a holder of GSMS Common Stock, shall be present in person or by proxy at all meetings of stockholders of GSMS so that all Shares are counted for purposes of determining the presence of a quorum at such meetings.

          (b) This Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein and solely in his or her capacity as stockholder, and shall not prohibit, limit or restrict in any manner Stockholder from acting in Stockholder's capacity as an officer or director of GSMS or exercising or observing Stockholder's fiduciary duties and responsibilities as an officer or director of GSMS.

     3. Covenants. The Stockholder severally agrees with, and covenants to, PSS as follows:

          (a) Prior the termination of this Agreement, the Stockholder shall not
     (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, or consent to any transfer of), any or all of the Stockholder's Shares or any interest therein, except pursuant to the Merger; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to such Shares, except for this Agreement or (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares.

          (b) The Stockholder hereby < any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.

     4.  Grant of Irrevocable Proxy; Appointment of Proxy.

     (a) The Stockholder hereby irrevocably grants to, and appoints, Patrick C. Kelly, Chief Executive Officer of PSS, and David A. Smith, Chief Financial Officer of PSS, in their respective capacities as officers of PSS, and any individual who shall hereafter succeed to any such office of PSS, and each of them individually, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Stockholder's Shares or grant a consent or approval in respect of such Shares in favor of the Merger, the execution and delivery of the Merger Agreement and approval of the terms thereof, and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to reduce the Exchange Ratio payable in the Merger to a lesser amount of PSS Common Stock or otherwise to adversely impair the Stockholder's rights or increase the Stockholder's obligations thereunder, whether in his capacity as a stockholder or in any other capacity.

          (b) The Stockholder represents that any proxies heretofore given in respect of the Stockholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

          (c) The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.


     5. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of GSMS, or the acquisition of additional shares of GSMS Common Stock or other voting securities of GSMS by any Stockholder, the number of Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of GSMS Common Stock or other voting securities of GSMS issued to or acquired by the Stockholder.

     6. Further Assurances. The Stockholder shall, upon request of PSS, execute and deliver any additional documents and take such further actions as may reasonably be deemed by PSS to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Stockholder's Shares as contemplated by Section 4 in PSS and the other irrevocable proxies described therein at the expense of PSS.

     7. Termination. This Agreement, and all rights and obligations of the parties hereunder; including without limitation, the proxy set forth in Section 4, shall terminate upon the first to occur of (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms.

     8.  Miscellaneous.

          (a) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

          (b) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (d) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by
     Section 3(a).  Any assignment in violation of the foregoing shall be void.

         (e) The Stockholder agrees that irreparable damage would occur and that PSS would not have any adequate remedy at law in the event that any of the provisions of this

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"

                                  /s/  William W. McInnes
                                  -------------------------------
                                  Print Name: William W. McInnes

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/  Edward Shulman
                                  -------------------------------
                                  Print Name: Edward Shulman

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ Donna C.E. Williamson
                                  ---------------------------------
                                  Print Name: Donna C.E. Williamson

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ David L. Bogetz
                                  -------------------------------
                                  Print Name: David L. Bogetz

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ Melvin L. Hecktman
                                  -------------------------------
                                  Print Name: Melvin L. Hecktman

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ Thomas G. Hixon
                                  -------------------------------
                                  Print Name: Thomas G. Hixon

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/  Steve Richardson
                                  -------------------------------
                                  Print Name: Steve Richardson

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/  Guy W. Edwards
                                  -------------------------------
                                  Print Name: Guy W. Edwards

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ Stanton Keith Pritchard
                                  -----------------------------------
                                  Print Name: Stanton Keith Pritchard

     Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that PSS shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or prevent PSS or GSMS from accounting for the Merger as a pooling of interests, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

          (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                  PHYSICIAN SALES & SERVICE, INC.


                                  By: /s/ David A. Smith
                                      ---------------------------
                                  Title: Executive Vice President
                                         and Chief Financial Officer


                                  "STOCKHOLDER"


                                  /s/ Louie Vaughan
                                  -------------------------------
                                  Print Name: Louie Vaughan


                                       -4-